As filed with the Securities and Exchange Commission on February 22, 2018

Registration Nos. 333-213335, 333-213335-02, 333-213335-03,
333-213335-04, 333-213335-05, 333-213335-06

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
POST-EFFECTIVE AMENDMENT NO. 2
TO
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
_____________________

Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000 72-1229752	ENTERGY MISSISSIPPI, INC. (a Mississippi corporation) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000 64-0205830
ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000 71-0005900	ENTERGY TEXAS, INC. (a Texas corporation) 350 Pine Street Beaumont, Texas 77701 Telephone (409) 981-2000 61-1435798
ENTERGY LOUISIANA, LLC (a Texas limited liability company) 4809 Jefferson Highway Jefferson, Louisiana 70121 Telephone (504) 576-4000 47-4469649	SYSTEM ENERGY RESOURCES, INC. (an Arkansas corporation) Echelon One 1340 Echelon Parkway Jackson, Mississippi 39213 Telephone (601) 368-5000 72-0752777
_____________________

MARK G. OTTS, ESQ.	ALYSON M. MOUNT	JOHN T. HOOD, ESQ.
Assistant General Counsel --Corporate and Securities	Senior Vice President and Chief Accounting Officer	Partner Morgan, Lewis & Bockius LLP
Entergy Services, Inc.	Entergy Corporation	101 Park Avenue
639 Loyola Avenue	639 Loyola Avenue	New York, New York 10178
New Orleans, Louisiana 70113	New Orleans, Louisiana 70113	(212) 309-6281
(504) 576-5228	(504) 576-5035
(Names, addresses, including zip codes, and telephone numbers, including area codes, of agents for service)
_____________________

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of the Registration Statement as determined by market conditions and other factors.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. [X]
If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. [ ]
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

	Large Accelerated Filer	Accelerated Filer	Non-Accelerated Filer	Smaller Reporting Company
Entergy Corporation	✓
Entergy Arkansas, Inc.			✓
Entergy Louisiana, LLC			✓
Entergy Mississippi, Inc.			✓
Entergy Texas, Inc.			✓
System Energy Resources, Inc.			✓

EXPLANATORY NOTE

DEREGISTRATION OF UNSOLD SECURITIES

This Post-Effective Amendment No. 2 (the “Post-Effective Amendment”) to the Registration Statement on Form S-3 (File Nos. 333-213335, 333-213335-02, 333-213335-03, 333-213335-04, 333-213335-05 and 333-213335-06) (as amended by Post-Effective Amendment No. 1, the “Registration Statement”) initially filed on August 26, 2016, and later amended by Post-Effective Amendment No. 1 filed on February 15, 2017, in each case, by Entergy Corporation, a Delaware corporation (“Entergy”), Entergy Arkansas, Inc., an Arkansas corporation and a wholly-owned subsidiary of Entergy (“EAI”), Entergy Louisiana, LLC, a Texas limited liability company and a majority-owned subsidiary of Entergy (“ELL”), Entergy Mississippi, Inc., a Mississippi corporation and a wholly-owned subsidiary of Entergy (“EMI”), Entergy Texas, Inc., a Texas corporation and a wholly-owned subsidiary of Entergy (“ETI”), and System Energy Resources, Inc., an Arkansas corporation and a wholly-owned subsidiary of Entergy (“SERI”), and immediately declared effective upon each such filing with the Commission pursuant to Rule 462(e) under the Securities Act of 1933, is being filed solely to deregister the unsold first mortgage bonds of EMI.

Pursuant to the Registration Statement, EMI registered an unspecified aggregate initial offering of its first mortgage bonds. EMI’s offerings pursuant to the Registration Statement have been terminated. In accordance with an undertaking made by EMI in Part II of the Registration Statement to remove from registration, by means of a post-effective amendment, any of the securities that had been registered for issuance that remained unsold at the termination of the offering, EMI hereby removes from registration any of its first mortgage bonds registered under the Registration Statement that remain unsold under the Registration Statement as of the filing date of this Post-Effective Amendment.

This Post-Effective Amendment is separately filed by Entergy, EAI, ELL, EMI, ETI and SERI on a combined basis. As to each registrant, the Registration Statement consists solely of the prospectus of such registrant (including the documents incorporated therein by reference) other than EMI, which is deregistering its unsold first mortgage bonds, and the information set forth in Part II of the Registration Statement that is applicable to such registrant. No registrant makes any representation as to the information relating to the other registrants, except to the extent that such information is included in the portion of the Registration Statement relating to such registrant.

EXHIBIT INDEX

Number	Description of Exhibit
24.01	Power of Attorney of certain officers and directors of Entergy Arkansas, Inc. (included on pages S-3 and S-4 hereof).
24.02	Power of Attorney of certain officers and directors of Entergy Louisiana, LLC (included on pages S-5 and S-6 hereof).
24.03	Power of Attorney of certain officers and directors of Entergy Texas, Inc. (included on pages S-9 and S-10 hereof).
24.04	Power of Attorney of certain officers and directors of System Energy Resources, Inc. (included on pages S-11 and S-12 hereof).

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, Entergy Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on February 22, 2018.

ENTERGY CORPORATION
By: /s/ Steven C. McNeal
Steven C. McNeal Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
Leo P. Denault	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	February 22, 2018

*
Andrew S. Marsh	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	February 22, 2018

*
Alyson M. Mount	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 22, 2018

*
Maureen S. Bateman	Director	February 22, 2018

*
Patrick J. Condon	Director	February 22, 2018

*
Kirkland H. Donald	Director	February 22, 2018

*
Philip L. Frederickson	Director	February 22, 2018

*
Alexis M. Herman	Director	February 22, 2018

*
Donald C. Hintz	Director	February 22, 2018

*
Stuart L. Levenick	Director	February 22, 2018

*
Blanche L. Lincoln	Director	February 22, 2018

*
Karen A. Puckett	Director	February 22, 2018

*
W.J. “Billy” Tauzin	Director	February 22, 2018

* By: /s/ Steven C. McNeal
Steven C. McNeal
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, Entergy Arkansas, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on February 22, 2018.

ENTERGY ARKANSAS, INC.
By: /s/ Steven C. McNeal Steven C. McNeal Vice President and Treasurer
KNOW ALL MEN BY THESE PRESENTS, that Roderick K. West whose signature appears immediately below constitutes and appoints Andrew S. Marsh, Marcus V. Brown, Alyson M. Mount, and Steven C. McNeal, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
Richard C. Riley	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	February 22, 2018

*
Andrew S. Marsh	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	February 22, 2018

*
Alyson M. Mount	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 22, 2018

*
Paul D. Hinnenkamp	Director	February 22, 2018

/s/ Roderick K. West
Roderick K. West	Director	February 22, 2018

* By: /s/ Steven C. McNeal
Steven C. McNeal
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, Entergy Louisiana, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on February 22, 2018.

ENTERGY LOUISIANA, LLC

By:	/s/ Steven C. McNeal
Steven C. McNeal Vice President and Treasurer
KNOW ALL MEN BY THESE PRESENTS, that Roderick K. West whose signature appears immediately below constitutes and appoints Andrew S. Marsh, Marcus V. Brown, Alyson M. Mount, and Steven C. McNeal, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
Phillip R. May, Jr.	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	February 22, 2018

*
Andrew S. Marsh	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	February 22, 2018

*
Alyson M. Mount	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 22, 2018

*
Paul D. Hinnenkamp	Director	February 22, 2018

/s/ Roderick K. West
Roderick K. West	Director	February 22, 2018

* By: /s/ Steven C. McNeal
Steven C. McNeal
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, Entergy Mississippi, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on February 22, 2018.

ENTERGY MISSISSIPPI, INC.

By:	/s/ Steven C. McNeal
Steven C. McNeal Vice President and Treasurer
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
Haley R. Fisackerly	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	February 22, 2018

*
Andrew S. Marsh	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	February 22, 2018

*
Alyson M. Mount	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 22, 2018

*
Paul D. Hinnenkamp	Director	February 22, 2018

/s/ Roderick K. West
Roderick K. West	Director	February 22, 2018

* By: /s/ Steven C. McNeal
Steven C. McNeal
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, Entergy Texas, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on February 22, 2018.

ENTERGY TEXAS, INC.

By:	/s/ Steven C. McNeal
Steven C. McNeal Vice President and Treasurer
KNOW ALL MEN BY THESE PRESENTS, that Roderick K. West whose signature appears immediately below constitutes and appoints Andrew S. Marsh, Marcus V. Brown, Alyson M. Mount, and Steven C. McNeal, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
Sallie T. Rainer	Chair of the Board, President and Chief Executive Officer (Principal Executive Officer)	February 22, 2018

*
Andrew S. Marsh	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	February 22, 2018

*
Alyson M. Mount	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 22, 2018

*
Paul D. Hinnenkamp	Director	February 22, 2018

/s/ Roderick K. West
Roderick K. West	Director	February 22, 2018

* By: /s/ Steven C. McNeal
Steven C. McNeal
Attorney-in-Fact

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, System Energy Resources, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on February 22, 2018.

SYSTEM ENERGY RESOURCES, INC.

By:	/s/ Steven C. McNeal Steven C. McNeal Vice President and Treasurer
KNOW ALL MEN BY THESE PRESENTS, that Roderick K. West whose signature appears immediately below constitutes and appoints Andrew S. Marsh, Marcus V. Brown, Alyson M. Mount, and Steven C. McNeal, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to the Registration Statement and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and to perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Roderick K. West
Roderick K. West	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	February 22, 2018

*
Andrew S. Marsh	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	February 22, 2018

*
Alyson M. Mount	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	February 22, 2018

*
A. Christopher Bakken, III	Director	February 22, 2018

/s/ Steven C. McNeal Steven C. McNeal	Director	February 22, 2018

* By: /s/ Steven C. McNeal
Steven C. McNeal
Attorney-in-Fact